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                                                                   EXHIBIT 10.16

                             [NETSCAPE LETTERHEAD]


                               AMENDMENT NO. 1 TO
              U.S. ENGLISH LANGUAGE NET SEARCH SERVICES AGREEMENT
                             DISTINGUISHED PROVIDER
                                   NO. 005064

This Amendment No. 1 (the "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation and wholly owned subsidiary of America Online, Inc., with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape") and GoTo.com, a Delaware corporation with offices at 130 Union Street, Pasadena, California 91103 ("Distinguished Provider") effective as of the date of execution by Netscape ("Amendment Effective Date").

WHEREAS, the parties have entered into a U.S. English Language Net Search Services Agreement -- Distinguished Provider -- effective December 15, 1998 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. The Distinguished Period shall be extended one (1) additional month through June 30, 1999.

2. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

3. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.


NETSCAPE COMMUNICATIONS CORPORATION       GOTO.COM


By:                                       By: /s/ TODD TAPPIN
   -----------------------------------       -----------------------------------
   Signature                                 Signature

Name:                                     Name: Todd Tappin
     ---------------------------------         ---------------------------------
     Print or Type                             Print or Type

Title:                                    Title: CFO
      --------------------------------          --------------------------------

Date:                                     Date: 5/19/99
     ---------------------------------         ---------------------------------


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